Income Taxes	12 Months Ended
Dec. 31, 2016
Income Taxes [Abstract]
Income Taxes

11.Income Taxes

The provision for income taxes comprises the following (in thousands):

	For the Years Ended December 31,
	2016	2015	2014
Current
U.S. federal	$64,698	$55,026	$48,577
U.S. state and local	9,927	8,104	7,285
Foreign	393	397	597
Deferred
U.S. federal, state and local	(6,712)	6,323	6,970
Foreign	5	2	8
Total	$68,311	$69,852	$63,437

A summary of the temporary differences that give rise to deferred tax assets/ (liabilities) follows (in thousands):

	December 31,
	2016	2015
Accrued liabilities	$43,575	$39,529
Stock compensation expense	9,309	8,555
Allowance for uncollectible accounts receivable	1,952	1,729
State net operating loss carryforwards	1,811	1,701
Other	776	896
Deferred income tax assets	57,423	52,410
Amortization of intangible assets	(52,133)	(50,136)
Accelerated tax depreciation	(14,975)	(18,030)
Currents assets	(1,825)	(1,576)
Market valuation of investments	(1,341)	(1,375)
State income taxes	(793)	(1,465)
Other	(639)	(857)
Deferred income tax liabilities	(71,706)	(73,439)
Net deferred income tax liabilities	$(14,283)	$(21,029)

At December 31, 2016 and 2015, state net operating loss carryforwards were $36.0 million and $34.0 million, respectively.  These net operating losses will expire, in varying amounts, between 2024 and 2036.  Based on our history of operating earnings, we have determined that our operating income will, more likely than not, be sufficient to ensure realization of our deferred income tax assets.

A reconciliation of the beginning and ending of year amount of our unrecognized tax benefit is as follows (in thousands):

	2016	2015	2014
Balance at January 1,	$1,052	$980	$892
Unrecognized tax benefits due to positions taken in current year	218	260	247
Decrease due to expiration of statute of limitations	(201)	(188)	(159)
Balance at December 31,	$1,069	$1,052	$980

We file tax returns in the U.S. federal jurisdiction and various states.  The years ended December 31, 2013 and forward remain open for review for federal income tax purposes.  The earliest open year relating to any of our major state jurisdictions is the fiscal year ended December 31, 2011.  During the next twelve months, we do not anticipate a material net change in unrecognized tax benefits.

We classify interest related to our accrual for uncertain tax positions in separate interest accounts.  As of December 31, 2016 and 2015, we have approximately $130,000 and $125,000, respectively, accrued in interest payable related to uncertain tax positions.  These accruals are included in other current liabilities in the accompanying consolidated balance sheet.  Net interest expense related to uncertain tax positions included in interest expense in the accompanying consolidated statement of income is not material.

The difference between the actual income tax provision for continuing operations and the income tax provision calculated at the statutory U.S. federal tax rate is explained as follows (in thousands):

	For the Years Ended December 31,
	2016	2015	2014

Income tax provision calculated using the statutory rate of 35%	$61,969	$63,044	$56,964
State and local income taxes, less federal income tax effect	6,044	5,787	5,536
Nondeductible expenses	881	1,438	1,290
Other--net	(583)	(417)	(353)
Income tax provision	$68,311	$69,852	$63,437
Effective tax rate	38.6%	38.8%	39.0%

Summarized below are the total amounts of income taxes paid during the years ended December 31 (in thousands):

2016	$60,905
2015	62,928
2014	44,921

Provision has not been made for additional taxes on $35.1 million of undistributed earnings of our domestic subsidiaries.  Should we elect to sell our interest in all of these businesses rather than to effect a tax-free liquidation, additional taxes amounting to approximately $12.9 million would be incurred based on current income tax rates.